UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

KalVista Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard
Framingham, Massachusetts	01702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 999-0075

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2026, KalVista Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Chiesi Farmaceutici S.p.A., an Italian società per azioni (“Parent”), Skyline Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and KalVista Pharmaceuticals Limited, a private limited company organized under the laws of England and Wales. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, among other things, Parent has agreed to cause Purchaser to commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, par value $0.001 per share (the “Shares”), other than the Excluded Shares and Dissenting Shares, for $27.00 per Share, net to the seller in cash, without interest and subject to any withholding of Taxes (“Offer Price”).

The Merger Agreement provides that Purchaser will commence the Offer no later than 10 business days after the date of the Merger Agreement. The Offer will expire at one minute after 11:59 p.m., Eastern Time, on the date that is 20 business days from the commencement date of the Offer, unless extended in accordance with the terms of the Merger Agreement.

The consummation of the Offer is subject to the satisfaction or waiver of various conditions set forth in the Merger Agreement, including (i) there being validly tendered (and not validly withdrawn) Shares that, considered together with all other Shares (if any) beneficially owned by Parent and its Affiliates, represent one more Share than 50% of the total number of Shares outstanding at the time of the expiration of the Offer (the “Minimum Condition”); provided, however, that for purposes of determining whether the Minimum Condition has been satisfied, the Parties shall exclude Shares tendered in the Offer pursuant to guaranteed delivery procedures that have not yet been “received” (as such term is defined in Section 251(h)(6)(f) of the DGCL); (ii) any waiting period (or any extension thereof) applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or terminated and the obtainment of clearance, affirmative approval or confirmation of non-notifiability by the Bundeskartellamt under applicable Antitrust Laws in Germany and the Presidenza del Consiglio dei Ministri under applicable Foreign Investment Laws in Italy; (iii) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary materiality standards, thresholds and exceptions; (iv) the Company’s compliance with, or performance of, in all material respects its covenants and agreements contained in the Merger Agreement; (v) there having not occurred any Material Adverse Effect; and (vi) other customary conditions set forth in Annex I to the Merger Agreement. The consummation of the Offer and Merger is not subject to a financing condition.

As soon as practicable following the consummation of the Offer, Purchaser will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned Subsidiary of Parent, on the terms and subject to the conditions set forth in the Merger Agreement. In the Merger, each issued and outstanding Share as of the Effective Time (other than Shares held immediately prior to the Effective Time by the Company (or held in the Company’s treasury), Shares held immediately prior to the Effective Time by Parent, Purchaser or any other direct or indirect wholly owned Subsidiary of Parent or Purchaser (including any shares acquired in the Offer) and Shares as to which appraisal rights have been properly exercised and perfected under the DGCL) shall be converted into the right to receive the Offer Price (the “Merger Consideration”).

The Board of Directors has (i) determined that the Merger Agreement and the Transactions, including the Offer and the Merger, are fair to, and in the best interest of, the Company and its stockholders, (ii) declared it advisable to enter into the Merger Agreement, (iii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, including the Offer and the Merger, (iv) resolved that the Merger shall be effected under Section 251(h) of the DGCL, and (v) resolved to recommend that the stockholders of the Company tender their Shares to Purchaser pursuant to the Offer.

At the Effective Time:

•
Each Company Option, that is then outstanding and unexercised and which has a per Share exercise price that is less than the Merger Consideration will be, to the extent not then vested, deemed fully vested and cancelled and converted into the right to receive a cash payment (without interest) equal to the product of the excess of the Merger Consideration over the per Share exercise price of such Company Option, multiplied by the total number of Shares subject to such Company Option immediately prior to the Effective Time, which will be payable in accordance with the Merger Agreement.

•	Each Company Option that has a per Share exercise price equal to or greater than the Merger Consideration will be cancelled without payment.

•
Each then outstanding Company RSU will be deemed fully vested and cancelled and converted into the right to receive a cash payment (without interest) equal to the product of the Merger Consideration multiplied by the number of Shares subject to the Company RSU immediately prior to the Effective Time, which will be payable in accordance with the Merger Agreement.

The Merger Agreement includes representations, warranties and covenants of the Parties customary for a transaction of this nature, including customary covenants with respect to the operations of the business of the Company between signing and closing, governmental filings and approvals and other matters.

The Merger Agreement also contains customary non-solicitation restrictions which prohibit the Company’s solicitation of proposals relating to alternative transactions and restrict the Company’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to customary exceptions in the event of an acquisition proposal that the Board of Directors determines, in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or could reasonably be expected to lead to a Superior Offer. Moreover, the Board of Directors may make a Company Adverse Change Recommendation in response to an Intervening Event only if, among other conditions, the Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Board of Directors under applicable Legal Requirements.

The Merger Agreement includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company in order to enter into an acquisition agreement which the Board of Directors has determined constitutes a Superior Offer, the Company will be required to pay Parent a termination fee of $66,400,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Purchaser, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated therein. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are qualified in important part by confidential disclosure schedules delivered by the Company to Parent and Purchaser in connection with the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or investors or may have been used for the purpose of allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On April 29, 2026, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement as described above. A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of April 29, 2026, by and among KalVista Pharmaceuticals, Inc., Chiesi Farmaceutici S.p.A., Skyline Merger Sub, Inc. and KalVista Pharmaceuticals Limited
99.1	Joint Press Release, dated April 29, 2026, issued by KalVista Pharmaceuticals, Inc. and Chiesi Farmaceutici S.p.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

Additional Information and Where to Find It
The tender offer (the “Offer”) for the outstanding shares of common stock (the “Shares”) of KalVista Pharmaceuticals, Inc., a Delaware corporation (the “Company”), described in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of the Company, nor is it a substitute for the Offer materials that the Company, Chiesi Farmaceutici S.p.A., an Italian società per azioni (“Parent”) and Skyline Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), will file with the U.S. Securities and Exchange Commission (the “SEC”). A solicitation and offer to buy outstanding Shares of the Company will only be made pursuant to the Offer materials that Parent and Purchaser intend to file with the SEC. At the time the Offer is commenced, Parent and Purchaser will file Offer materials on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer. THE OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES THERETO. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES IN THE OFFER. Free copies of these materials and certain other offering documents will be made available by the Company under the “Investors & News” section of the Company’s website at https://www.kalvista.com/ or by directing requests for such materials to the information agent for the Offer, which will be named in the tender offer materials. The information contained in, or that can be accessed through, the Company’s website is not a part of, or incorporated by reference into, this communication. The Offer materials (including the Offer to Purchase, the related Letter of Transmittal and certain other Offer documents), as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will also be made available for free on the SEC’s website at www.sec.gov.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, the Company files annual, quarterly, and current reports, proxy statements and other information with the SEC. You may read any reports, statements, or other information filed by Parent and the Company with the SEC for free on the SEC’s website at www.sec.gov.

Forward Looking Statements

This communication contains forward-looking statements related to the Company, Parent, the Offer, the merger of Purchaser with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”), the Agreement and Plan of Merger, dated April 29, 2026, by and among Parent, Purchaser, the Company and KalVista Pharmaceuticals Limited, a private limited company organized under the laws of England and Wales (the “Merger Agreement”), and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) that involve substantial risks and uncertainties.  Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “target,” “seek,” “believe,” “project,” “estimate,” “expect,” “position,” “strategy,” “future,” “likely,” “may,” “should,” “will” or the negative of these terms or similar references to future periods, although not all forward-looking statements contain these words. In this communication, forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions to the consummation of the Transactions; filings and approvals relating to the Transactions, statements regarding the expected timetable for completing the Transactions; statements regarding plans, objectives, expectations and intentions; the financial condition, results of operations and business of the Company and Parent; and post-closing operations and the outlook for the parties’ businesses, including, without limitation, the ability to commercialize current and future product candidates (including further commercialization of EKTERLY®). Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict, and could cause actual events or results to differ materially from those currently indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer and the possibility that the acquisition does not close; the possibility that competing offers will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of U.S. Food and Drug Administration approvals or actions, if any; the impact of competitive products and pricing; the risk that, if the Transactions are consummated, the businesses will not be integrated successfully and that Parent may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; the success of the Company’s efforts to commercialize EKTERLY, including revenues from sales of EKTERLY; the Company’s ability to successfully obtain additional foreign regulatory approvals for sebetralstat; the Company’s expectations about the safety and efficacy of sebetralstat and the Company’s other product candidates; the timing of clinical trials and their results, the Company’s ability to commence clinical studies or complete ongoing clinical studies, including the Company’s KONFIDENT-S and KONFIDENT-KID trials, and the ability of EKTERLY to treat HAE; the timing of regulatory filings and product launches; the Company’s plans for international expansion; expectations regarding market adoption and utilization trends; and the Company’s ability to establish and maintain strategic partnerships.

Further information on potential risk factors that could affect the Company’s business and financial results are detailed in the Company’s filings with the SEC, including in the Company’s transition report on Form 10-KT for the transition period from May 1, 2025 to December 31, 2025, the Company’s quarterly reports on Form 10-Q, current reports on Form 8-K, as well as the Schedule 14D-9 to be filed by the Company and the Schedule TO and related tender offer documents to be filed by Parent and Purchaser. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to the Company and Parent, and the Company and Parent disclaim any obligation to update the information contained in this communication as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: April 29, 2026	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Executive Officer